UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2022

MaxCyte, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40674	52-2210438
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Firstfield Road, Suite 110

Gaithersburg, Maryland 20878

(Address of principal executive offices, including zip code)

(301) 944-1700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MXCT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of MaxCyte, Inc. (the “Company”) adopted the MaxCyte, Inc. 2022 Equity Incentive Plan (the “2022 Plan”) on May 22, 2022 and submitted the 2022 Plan for stockholder approval at the 2022 Annual Meeting of Stockholders of the Company on June 29, 2022 (the “Annual Meeting”). As described in Item 5.07 below, the Company’s stockholders approved the 2022 Plan at the Annual Meeting, including the reservation of shares of the Company’s common stock for issuance thereunder.

A summary of the 2022 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on May 26, 2022 (the “Proxy Statement”).

The description of the terms of the 2022 Plan contained herein and in the Proxy Statement is qualified in its entirety by the text of the 2022 Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 29, 2022, the Company held the Annual Meeting. The stockholders considered three proposals, each of which is described in more detail in the Proxy Statement.  Of the 101,540,052 shares outstanding as of the record date, 71,569,005 shares, or 70.48%, were present or represented by proxy at the Annual Meeting.  Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal No. 1:  Election of three nominees to serve as directors until the 2025 annual meeting of stockholders and until their respective successors are elected and qualified. The votes were cast as follows:

Name	Votes For	Votes Withheld
Doug Doerfler	41,284,606	25,053,467
Yasir Al-Wakeel, BM BCh	40,978,094	25,359,979
Rekha Hemrajani	49,463,609	16,874,464

Broker Non-Votes: 5,230,932

All nominees were elected.

Proposal No. 2:  Approval of the 2022 Plan. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Approval of the Company’s 2022 Equity Incentive Plan	58,325,256	8,001,599	11,218

Broker Non-Votes: 5,230,932

Proposal No. 3:  Ratification of the appointment of CohnReznick LLP as independent registered public accounting firm for the fiscal year ending December 31, 2022. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Ratification of appointment of CohnReznick LLP	71,552,677	8,475	7,853

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
10.1	MaxCyte, Inc. 2022 Equity Incentive Plan.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MaxCyte, Inc.

Dated: June 30, 2022	By:	/s/ Doug Doerfler
Doug Doerfler
President and Chief Executive Officer